UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 15, 2004

Date of Report
(Date of earliest event reported)

MAIN STREET AND MAIN INCORPORATED

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-18668	11-2948370
(Commission File Number)	(IRS Employer Identification Number)

5050 N. 40TH STREET, SUITE 200

PHOENIX, ARIZONA

85018

(Address of Principal Executive Offices)  (Zip Code)

(602) 852-9000

(Registrant’s telephone number, including area code)

Item 5.           Other Events and Required FD Disclosure.

The registrant is filing this Report on Form 8-K to report that it has changed its name to “Main Street Restaurant Group, Inc.” effective July 15, 2004.  The details of this name change are set forth in a press release dated July 15, 2004, which press release is filed as Exhibit 99.1 to this Form 8-K.  The Certificate of Amendment filed with the state of Delaware is filed as Exhibit 3.4 to this Form 8-K.

Exhibit 3.4      Certificate of Amendment of Restated Certificate of Incorporation.

Exhibit 99.1    Press Release dated July 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET AND MAIN INCORPORATED

Date: July 15, 2004	By:	/s/ William G. Shrader
William G. Shrader
Chief Executive Officer

Date: July 15, 2004	By:	/s/ Michael Garnreiter
Michael Garnreiter
Executive Vice President and Chief Financial Officer